Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$116.0	$134.0	$408.3	$490.7
Electric utility	149.3	159.3	288.7	305.7
Nonutility	205.3	182.5	378.2	362.0
Total operating revenues	470.6	475.8	1,075.2	1,158.4

OPERATING EXPENSES:
Cost of gas sold	31.8	48.8	168.9	243.9
Cost of fuel and purchased power	47.0	60.3	91.7	119.8
Cost of nonutility revenues	57.6	68.5	117.1	173.6
Other operating	188.4	163.3	361.6	304.9
Depreciation and amortization	63.4	61.2	127.0	120.3
Taxes other than income taxes	12.2	12.1	28.8	31.0
Total operating expenses	400.4	414.2	895.1	993.5

OPERATING INCOME	70.2	61.6	180.1	164.9

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(6.6)	(12.0)	(14.2)	(22.9)
Other income - net	1.2	2.8	4.5	5.2
Total other income (expense)	(5.4)	(9.2)	(9.7)	(17.7)

INTEREST EXPENSE	23.9	27.0	47.9	53.6

INCOME BEFORE INCOME TAXES	40.9	25.4	122.5	93.6

INCOME TAXES	15.3	10.3	45.6	33.9

NET INCOME	$25.6	$15.1	$76.9	$59.7

AVERAGE COMMON SHARES OUTSTANDING	82.0	81.7	82.0	81.7
DILUTED COMMON SHARES OUTSTANDING	82.1	81.8	82.0	81.8

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.31	$0.19	$0.94	$0.73

DILUTED	$0.31	$0.18	$0.94	$0.73

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$116.0	$134.0	$408.3	$490.7
Electric utility	149.3	159.3	288.7	305.7
Other	0.5	0.5	0.9	1.0
Total operating revenues	265.8	293.8	697.9	797.4

OPERATING EXPENSES:
Cost of gas sold	31.8	48.8	168.9	243.9
Cost of fuel and purchased power	47.0	60.3	91.7	119.8
Other operating	77.8	78.2	157.7	165.1
Depreciation and amortization	47.8	47.9	96.4	96.1
Taxes other than income taxes	11.6	11.1	27.5	29.1
Total operating expenses	216.0	246.3	542.2	654.0

OPERATING INCOME	49.8	47.5	155.7	143.4

OTHER INCOME - NET	0.7	2.2	2.9	3.9

INTEREST EXPENSE	18.0	20.4	35.7	40.8

INCOME BEFORE INCOME TAXES	32.5	29.3	122.9	106.5

INCOME TAXES	12.4	13.0	46.8	41.6

NET INCOME	$20.1	$16.3	$76.1	$64.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	June 30,	December 31,
	2012	2011

ASSETS
Current Assets
Cash & cash equivalents	$5.6	$8.6
Accounts receivable - less reserves of $6.1 &
$6.7, respectively	202.2	221.3
Accrued unbilled revenues	62.0	121.5
Inventories	157.3	161.9
Recoverable fuel & natural gas costs	14.6	12.4
Prepayments & other current assets	56.6	84.3
Total current assets	498.3	610.0

Utility Plant
Original cost	5,091.0	4,979.9
Less: accumulated depreciation & amortization	2,001.1	1,947.3
Net utility plant	3,089.9	3,032.6

Investments in unconsolidated affiliates	84.7	92.9
Other utility & corporate investments	34.9	34.4
Other nonutility investments	24.7	29.6
Nonutility plant - net	575.9	550.8
Goodwill - net	262.3	262.3
Regulatory assets	223.6	226.0
Other assets	39.2	40.3
TOTAL ASSETS	$4,833.5	$4,878.9

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$145.0	$185.8
Accounts payable to affiliated companies	13.8	36.8
Refundable fuel & natural gas costs	5.0	—
Accrued liabilities	162.6	181.1
Short-term borrowings	261.2	227.1
Current maturities of long-term debt	31.5	62.7
Total current liabilities	619.1	693.5

Long-term Debt - Net of Current Maturities	1,554.0	1,559.6

Deferred Income Taxes & Other Liabilities
Deferred income taxes	594.6	575.7
Regulatory liabilities	355.2	345.2
Deferred credits & other liabilities	217.6	239.4
Total deferred credits & other liabilities	1,167.4	1,160.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.1 and 81.9 shares, respectively	696.5	692.6
Retained earnings	805.6	786.2
Accumulated other comprehensive income (loss)	(9.1)	(13.3)
Total common shareholders' equity	1,493.0	1,465.5
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,833.5	$4,878.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$76.9	$59.7
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	127.0	120.3
Deferred income taxes & investment tax credits	32.9	34.1
Equity in losses of unconsolidated affiliates	14.2	22.9
Provision for uncollectible accounts	3.9	6.9
Expense portion of pension & postretirement benefit cost	5.1	4.5
Other non-cash charges - net	5.6	6.1
Changes in working capital accounts
Accounts receivable & accrued unbilled revenues	74.7	111.2
Inventories	(17.7)	20.5
Recoverable/refundable fuel & natural gas costs	2.8	(1.3)
Prepayments & other current assets	16.9	22.6
Accounts payable, including to affiliated companies	(70.3)	(102.5)
Accrued liabilities	(18.6)	4.6
Unconsolidated affiliate dividends	—	0.1
Employer contributions to pension & postretirement plans	(10.2)	(33.1)
Changes in noncurrent assets	(3.5)	(3.5)
Changes in noncurrent liabilities	(4.5)	(3.5)
Net cash flows from operating activities	235.2	269.6

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	99.5	—
Dividend reinvestment plan & other common stock issuances	3.6	3.6
Requirements for:
Dividends on common stock	(57.4)	(56.4)
Retirement of long-term debt	(36.9)	(1.4)
Other financing activities	—	(1.4)
Net change in short-term borrowings	(65.9)	26.2
Net cash flows from financing activities	(57.1)	(29.4)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	—	0.5
Other collections	7.6	0.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(188.5)	(152.4)
Business acquisition, net of cash acquired	—	(83.4)
Other investments	(0.2)	(1.4)
Net cash flows from investing activities	(181.1)	(235.8)

Net change in cash & cash equivalents	(3.0)	4.4
Cash & cash equivalents at beginning of period	8.6	10.4
Cash & cash equivalents at end of period	$5.6	$14.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

REPORTED EARNINGS:
Utility Group
Gas Utility Services	1.3	2.1	38.8	38.3
Electric Utility Services	17.2	13.6	32.8	22.3
Other Operations	1.6	0.6	4.5	4.3
Total Utility Group	$20.1	$16.3	$76.1	$64.9

Nonutility Group
Infrastructure Services	8.4	2.1	11.4	(0.8)
Energy Services	—	0.7	(1.7)	(0.7)
Coal Mining	2.5	8.5	2.2	10.1
Energy Marketing
Vectren Source	—	(2.5)	—	4.6	(1)
ProLiance	(5.2)	(9.2)	(11.1)	(16.7)

Other Businesses	—	(0.4)	0.1	(0.7)
Total Nonutility Group	5.7	(0.8)	0.9	(4.2)

Corporate and Other	(0.2)	(0.4)	(0.1)	(1.0)

Vectren Consolidated	$25.6	$15.1	$76.9	$59.7

EARNINGS PER SHARE
Utility Group	$0.24	$0.20	$0.93	$0.79
Nonutility Group, excluding ProLiance	0.14	0.10	0.15	0.15
ProLiance	(0.07)	(0.11)	(0.14)	(0.20)
Corporate and Other	—	—	—	(0.01)

Reported EPS	0.31	0.19	0.94	0.73

(1) Vectren Source was sold 12/31/11. Full year 2011 operating earnings were $2.8 million.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

GAS OPERATING REVENUES (Millions):
Residential	$77.1	$90.2	$278.6	$335.7
Commercial	24.4	28.7	94.4	117.2
Industrial	12.6	12.5	29.9	31.1
Other Revenue	1.9	2.6	5.4	6.7
	$116.0	$134.0	$408.3	$490.7

GAS MARGIN (Millions):
Residential	$55.6	$56.0	$158.6	$161.7
Commercial	13.9	14.3	46.0	48.3
Industrial	12.4	11.9	28.9	29.5
Other	2.3	3.0	5.9	7.3
	$84.2	$85.2	$239.4	$246.8

GAS SOLD & TRANSPORTED (MMDth):
Residential	6.8	8.1	35.6	45.2
Commercial	3.4	3.6	15.4	19.3
Industrial	24.3	21.1	52.1	49.9
	34.5	32.8	103.1	114.4

AVERAGE GAS CUSTOMERS
Residential	897,821	896,376	903,281	902,833
Commercial	82,579	82,616	83,117	83,234
Industrial	1,665	1,644	1,660	1,648
	982,065	980,636	988,058	987,715

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	84%	94%	82%	105%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

ELECTRIC OPERATING REVENUES (Millions):
Residential	$49.6	$50.6	$95.3	$98.0
Commercial	38.4	40.8	72.6	74.9
Industrial	49.4	53.8	97.0	104.1
Other Revenue	2.1	1.9	4.0	3.9
Total Retail	139.5	147.1	268.9	280.9
Net Wholesale Revenues	9.8	12.2	19.8	24.8
	$149.3	$159.3	$288.7	$305.7

ELECTRIC MARGIN (Millions):
Residential	$38.6	$36.2	$72.9	$68.3
Commercial	27.1	26.8	51.5	48.7
Industrial	26.8	25.5	52.1	48.9
Other	1.9	1.6	3.7	3.5
Total Retail	94.4	90.1	180.2	169.4
Net Wholesale Margin	7.9	8.9	16.8	16.5
	$102.3	$99.0	$197.0	$185.9

ELECTRICITY SOLD (GWh):
Residential	346.2	342.2	684.6	723.4
Commercial	347.1	335.7	639.8	636.1
Industrial	713.4	680.9	1,395.1	1,342.8
Other Sales - Street Lighting	4.8	4.8	10.7	10.7
Total Retail	1,411.5	1,363.6	2,730.2	2,713.0
Wholesale	76.0	143.0	124.7	326.9
	1,487.5	1,506.6	2,854.9	3,039.9

AVERAGE ELECTRIC CUSTOMERS
Residential	123,225	122,884	123,258	123,005
Commercial	18,285	18,271	18,268	18,260
Industrial	115	111	115	111
Other	33	33	33	33
	141,658	141,299	141,674	141,409

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	146%	124%	156%	123%
Heating Degree Days (Indiana)	64%	83%	70%	95%